                                                                  EXHIBIT 99.16

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
--------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02              Summary Of Bank And Investment Accounts      Attachment 1
4:01 PM                          AMCV Holdings, Inc.
Summary                        Case No: 01-10973 (EIK)                UNAUDITED
AMCV Holdings, Inc.          For Month Of April, 2002

                                          Balances
                               ------------------------------    Receipts &         Bank
                                  Opening          Closing       Disbursements      Statements          Account
Account                        As Of 4/01/02    As Of 4/30/02    Included           Included            Reconciled
-------                        -------------    -------------    -------------      --------            ----------
No Bank Or Investment               NA                NA               NA               NA                 NA
Accounts

22-May-02                        Receipts & Disbursements           Attachment 2
 4:03 PM                            AMCV Holdings, Inc.
Summary                          Case No: 01-10973 (EIK)
AMCV Holdings, Inc.              For Month Of April, 2002
Attach 2

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

22-May-02           Concentration & Investment Account Statements  Attachment 3
 4:03 PM                           AMCV Holdings, Inc.
Summary                         Case No: 01-10973 (EIK)
AMCV Holdings, Inc.             For Month Of April, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:32:12
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: APR-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                                       PTD-Actual
                                                       30-Apr-02
                                                     -------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                     -------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                              0.00
                                                     -------------
Total Operating Expenses                                      0.00

                                                     -------------
Gross Profit                                                  0.00

SG&A Expenses
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                     -------------
Total SG&A Expenses                                           0.00

                                                     -------------
EBITDA                                                        0.00

Depreciation                                                  0.00

                                                     -------------
Operating Income                                              0.00

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                               (4,568.94)
Reorganization expenses                                       0.00
                                                     -------------
Total Other Expense/(Income)                              4,568.94

                                                     -------------
Net Pretax Income/(Loss)                                 (4,568.94)

Income Tax Expense                                            0.00

                                                     -------------
Net Income/(Loss)                                        (4,568.94)
                                                     =============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:15
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: APR-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                                  YTD-Actual            YTD-Actual
                                                   30-Apr-02             22-Oct-01
                                               ----------------      ---------------
ASSETS

Cash and Equivalent                                        0.00                 0.00

Restricted Cash                                            0.00                 0.00

Accounts Receivable                                        0.00                 0.00

Inventories                                                0.00                 0.00

Prepaid Expenses                                           0.00                 0.00

Other Current Assets                                       0.00                 0.00

                                               ----------------      ---------------
Total Current Assets                                       0.00                 0.00


Fixed Assets                                               0.00                 0.00

Accumulated Depreciation                                   0.00                 0.00

                                               ----------------      ---------------
Net Fixed Assets                                           0.00                 0.00


Net Goodwill                                               0.00                 0.00

Intercompany Due To/From                                   0.00                 0.00

Net Deferred Financing Fees                                0.00                 0.00

Net Investment in Subsidiaries                    (2,677,214.69)         (918,077.34)

                                               ----------------      ---------------
Total Other Assets                                (2,677,214.69)         (918,077.34)

                                               ----------------      ---------------
Total Assets                                      (2,677,214.69)         (918,077.34)
                                               ================      ===============

AMCV US SET OF BOOKS                                    Date: 22-MAY-02 13:33:15
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: APR-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                                  YTD-Actual            YTD-Actual
                                                   30-Apr-02             22-Oct-01
                                               ----------------      ---------------
LIABILITIES

Accounts Payable                                           0.00                 0.00

Accrued Liabilities                                        0.00                 0.00

Deposits                                                   0.00                 0.00

                                               ----------------      ---------------
Total Current Liabilities                                  0.00                 0.00


Long Term Debt                                             0.00                 0.00

Other Long Term Liabilities                                0.00                 0.00

                                               ----------------      ---------------
Total Liabilities                                          0.00                 0.00


Liabilities Subject to Compromise                          0.00                 0.00


OWNER'S EQUITY

Common Stock                                           9,440.25             9,440.25

Add'l Paid In Capital                             79,208,059.85        79,208,059.85

Current Net Income (Loss)                         (2,491,424.24)      (13,500,663.21)

Retained Earnings                                (79,403,290.55)      (66,634,914.23)

                                               ----------------      ---------------
Total Owner's Equity                              (2,677,214.69)         (918,077.34)

                                               ----------------      ---------------
Total Liabilities & Equity                        (2,677,214.69)         (918,077.34)
                                               ================      ===============

AMCV Holdings, Inc.                  ATTACHMENT 6                 01-10973 (JCA)
                      Summary List of Due To/Due From Accounts
                         For the Month Ended April 30, 2002

                                                                    BEGINNING                                         ENDING
AFFILIATE NAME                              CASE NUMBER              BALANCE            DEBITS       CREDITS          BALANCE
AMCV Cruise Operations, Inc.                01-10967                629,853.13         8,870.23            --        638,723.36
Project America, Inc.                       N/A                    (448,490.91)              --      8,870.23       (457,361.14)
Great Hawaiian Cruise Line, Inc.            01-10975               (181,362.22)              --            --       (181,362.22)
                                                            --------------------------------------------------------------------
                                                                            --         8,870.23      8,870.23                --
                                                            ====================================================================

                              AMCV Holdings, Inc.
                                 01-10973 (JCA)


                           Accounts Receivable Aging
                              As of April 30, 2002


                                  Attachment 7


                                 Not Applicable

                              AMCV Holdings, Inc.
                                 01-10973 (JCA)


                            Accounts Payable Detail
                              As of April 30, 2002


                                  Attachment 8

                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.